SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 18, 1999


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                 1-13845              25-1761898
----------------------------    ---------------     --------------------
(State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)          File Number)       Identification No.)



       5021 Louise Drive, Suite 200 Mechanicsburg, PA   17055
       -------------------------------------------     --------
         (Address of principal executive offices)     (Zip code)



Registrant's telephone number, including area code:  717-796-6100






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                         Exhibit Index begins on page 5.

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Item 2.     Acquisition or Disposition of Assets.
            -------------------------------------

            On March 18, 1999, Balanced Care at Bloomsburg II, Inc. ("BCC-Bloomsburg") and Balanced Care at Saxonburg, Inc. ("BCC-Saxonburg"), two wholly-owned subsidiaries of Balanced Care Corporation, a Delaware corporation ("BCC"), completed the sale (the "Disposition") of the real property, improvements, fixtures and equipment located at (1) 3298 Ridge Road, Bloomsburg, PA 17815 (the "Bloomsburg Property") and (2) 100 Bella Court, Saxonburg, PA 16056 (the "Saxonburg Property") to Pennsylvania BCC Properties, Inc. ("BCC-Properties"), an unrelated Pennsylvania corporation and subsidiary of Health Care REIT, Inc. The total purchase price for the Bloomsburg Property and the Saxonburg Property was $3,918,000 and $5,345,000, respectively, which was paid in cash to BCC by BCC-Properties less closing costs of $170,414 and $206,231, respectively. The total purchase price was determined by arms' length negotiations between BCC and BCC-Properties.

            In connection with the Disposition, BCC-Bloomsburg and BCC-Saxonburg each entered into a Lease Agreement dated as of March 15, 1999, as tenant, with BCC-Properties, as landlord. The Lease Agreements are attached hereto as Exhibits 10.1 and 10.2. The Lease Agreements are "triple net" leases, wherein the tenant is responsible for all expenses incurred in connection with the use and maintenance of the building, including, without limitation, property taxes and insurance. The Lease Agreements have an initial term of 15 years, with three renewal terms: two for 5 years and one for 4 years, 11 months.


Item 5.     Other Events.
            -------------

            In a separate transaction, on March 15, 1999, BCC and certain of its wholly-owned subsidiaries (collectively, the "Borrowers"), entered into a Secured Term Note in favor of HCFP Funding, Inc., a Delaware corporation ("Lender"), in the original principal amount of $5,000,000. Interest under the Secured Term Note accrues at a fluctuating rate per annum compounded daily equal to the Prime Rate (as announced by Fleet National Bank of Connecticut, N.A.) plus 4%. The Secured Term Note is due and


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payable no later than May 15, 1999 unless  extended by Borrowers  until June 15,
1999 upon payment of a $25,000 extension fee and provided no event of default has occurred. The Secured Term Note is secured by the Borrowers' accounts, general intangibles, inventory and equipment, together with the real property and improvements located at (1) 164 Schiebel Road, Butler, PA 16001, (2) 120 Elliot Road, Sarver, PA 16055, (3) 600 Newton Road, Raleigh, NC 27609 and (4) 498 Lisbon Road, Darlingon, PA 16115.


Item 7.     Financial Statements and Exhibits.
            ----------------------------------

            (a)   Financial statements of businesses acquired.

                  Not applicable.

            (b)   Pro forma financial information.

                  Not applicable.

            (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

            Exhibit No.             Description
            -----------             -----------
            10.1                    Lease Agreement between Pennsylvania BCC
                                    Properties, Inc. and Balanced Care at
                                    Saxonburg, Inc.

            10.2 Lease Agreement between Pennsylvania BCC Properties, Inc. and Balanced Care at Bloomsburg II, Inc.










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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Balanced Care Corporation


Date:  April 2, 1999                 By:  /s/ Brad E. Hollinger
                                          -----------------------------
                                          Brad E. Hollinger
                                          Chairman of the Board,
                                          President and Chief Executive
                                          Officer





























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                                  EXHIBIT INDEX
                                  -------------




Exhibit No.             Description
-----------             -----------
10.1                    Lease Agreement between Pennsylvania BCC
                        Properties, Inc. and Balanced Care at
                        Saxonburg, Inc.

10.2                    Lease Agreement between Pennsylvania BCC
                        Properties, Inc. and Balanced Care at
                        Bloomsburg II, Inc.






























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